Investor Presentation October 2012

2 Safe Harbor Statement NOTE: This presentation contains certain statements that are not historical facts and that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this presentation addressing expectations, assumptions, beliefs, projections, future plans, strategies, and events, developments that we expect or anticipate will occur in the future, and future operating results or financial condition are forward-looking statements. Forward-looking statements in this presentation may include, but are not limited, to statements about projected future investment strategies and leverage ratios, future financial performance, the projected impact of NOL carryforwards, future dividends paid to shareholders, and future investment opportunities and capital raising activities. The words “will,” “believe,” “expect,” “forecast,” “anticipate,” “intend,” “estimate,” “assume,” “project,” “plan,” “continue,” and similar expressions also identify forward-looking statements. These forward-looking statements reflect our current beliefs, assumptions and expectations based on information currently available to us, and are applicable only as of the date of this presentation. Forward-looking statements are inherently subject to risks, uncertainties, and other factors, some of which cannot be predicted or quantified and any of which could cause the Company’s actual results and timing of certain events to differ materially from those projected in or contemplated by these forward-looking statements. Not all of these risks, uncertainties and other factors are known to us. New risks and uncertainties arise over time, and it is not possible to predict those risks or uncertainties or how they may affect us. The projections, assumptions, expectations or beliefs upon which the forward-looking statements are based can also change as a result of these risks and uncertainties or other factors. If such a risk, uncertainty, or other factor materializes in future periods, our business, financial condition, liquidity and results of operations may differ materially from those expressed or implied in our forward-looking statements. While it is not possible to identify all factors, some of the factors that may cause actual results to differ from historical results or from any results expressed or implied by our forward-looking statements, or that may cause our projections, assumptions, expectations or beliefs to change, include the following: the risks and uncertainties referenced in our Annual Report on Form 10-K for the year ended December 31, 2011 and subsequent filings with the Securities and Exchange Commission, particularly those set forth under the caption “Risk Factors”; our ability to find suitable reinvestment opportunities; changes in economic conditions; changes in interest rates and interest rate spreads, including the repricing of interest-earnings assets and interest-bearing liabilities; our investment portfolio performance particularly as it relates to cash flow, prepayment rates and credit performance; the cost and availability of financing; the cost and availability of new equity capital; changes in our use of leverage; the quality of performance of third-party service providers of our loans and loans underlying our securities; the level of defaults by borrowers on loans we have securitized; changes in our industry; increased competition; changes in government regulations affecting our business; regulatory actions, if any, taken in connection with an SEC review of certain sections of the Investment Company Act of 1940; government initiatives to support the U.S financial system and U.S. housing and real estate markets; financial condition and future operations of the GSEs; GSE reform or other government policies and actions; an ownership shift under Section 382 of the Internal Revenue Code that impacts the use of our tax NOL carry forward; and our continued eligibility for inclusion in Russell Indexes and the materiality of the income taxes which may be due to the Company’s ownership of securities that generate excess inclusion income.

3 DX Snapshot Internally managed REIT commenced operations in 1988 Significant inside ownership and experienced management team Diversified investment strategy investing in residential and commercial mortgage assets Large NOL carryforward for unique total return opportunity Market Highlights: (as of 9/27/12) Common Preferred NYSE Stock Ticker: DX DXPrA Shares Outstanding: 54,368,484 2,300,000 Dividends Q3: $0.29 Annually: $2.125 Share Price: $10.73 $25.90 Market Capitalization: $583.4 million $59.6 million

4 Recent Highlights (at June 30, 2012 unless otherwise specified) 2Q2012 diluted EPS of $0.35 and annualized ROE of 14.3% Book value per common share of $9.66 2Q2012 net interest spread of 2.18% and portfolio CPR of 14.3% Declared common dividend of $0.29 per share (10.8% yield based on 9/27 closing price) Overall leverage of 6.1x equity capital Issued 2.3 million shares of Series A Preferred Stock on August 1st Executed a $200 million two-year facility to finance Agency CMBS IO $13.4 million of tax NOL per year available to retain earnings

Our Track Record $0.71 $0.92 $0.98 $1.09 $1.16 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 2008 2009 2010 2011 Q2-2012 $8.07 $9.08 $9.64 $9.20 $9.66 $7.50 $8.00 $8.50 $9.00 $9.50 $10.00 2008 2009 2010 2011 Q2-2012 1.51% 3.23% 3.17% 2.45% 2.18% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2008 2009 2010 2011 Q2-2012 7.9% 8.7% 13.0% 11.0% 14.3% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2008 2009 2010 2011 Q2-2012 * Q2-2012 Dividends Per Share and Return on Average Equity represent annualized amounts for that period Dividends Per Share* Net Interest Spread Book Value Per Share Return on Average Equity*

Disciplined Top-Down Investment Philosophy Macro Analysis Sector Analysis Security Selection and Funding Performance and Risk Management 6

7 Macro Themes Central banks have continued to add liquidity to the financial system allowing mortgage investors to increase leverage Government policy is influencing perceptions of risk and driving returns QE3 induced supply/demand technicals are reducing spread product returns Expected prepayment speeds are elevated but not as high as 2003 due to the more restrictive mortgage origination environment Multifamily housing fundamentals are strong due to demographic shifts and decline in home ownership rate Global risk remains elevated and we have structured our portfolio accordingly with a goal of generating a double-digit ROE

8 DX Investment Portfolio (as of June 30, 2012) Agency RMBS 70% Agency CMBS 12% Non- Agency RMBS 2% Non- Agency CMBS 16% RMBS, 72% CMBS, 28% Agency/Non-Agency Portfolio Expected Maturity/Reset Distribution Residential/Commercial 19% 12% 14% 28% 26% 1% 0% 5% 10% 15% 20% 25% 30% <15 16-40 41-60 61-84 85-120 120-125 Months

Explicit prepayment protection 76% Post/near reset 6% *Selected specified pools 18% DX Portfolio Detail (as of June 30, 2012) 9 AAA* 89% AA 3% A 7% Below A 1% Credit Quality *Agency MBS are considered AAA rated as of the date presented Dollar Prepayment Premium Exposure *See appendix for details on specified pools

10 RMBS Specified Pools $280.3 $276.5 $279.9 $225.0 $250.0 $275.0 $300.0 DX All ARMs 5/1 ARMs Average Loan Size 38.9% 54.4% 58.6% 25.0% 35.0% 45.0% 55.0% 65.0% DX All ARMs 5/1 ARMs Third Party Originated 16.7% 15.2% 14.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% DX All ARMs 5/1 ARMs 52.0% 39.8% 38.6% 0% 10% 20% 30% 40% 50% 60% 70% DX All ARMs 5/1 ARMs Non-Owner Occupied Interest Only Loans *For loans originated 2010-2011 ($ in thousands) (as of June 30, 2012) * * •Source for Non-DX Metrics : JP Morgan

CMBS Portfolio (as of June 30, 2012) 11 AAA 73% * AA 5% A 21% Below A 1% Other 28% Multifamily 72% $104.5 $67.0 $0 $369.8 prior to 2000 2000-2005 2006-2008 2009 or newer Agency CMBS $329 Agency CMBS IO $300 Non- Agency CMBS $475 Non- Agency CMBS IO $66 Credit Quality Collateral Non-Agency Vintage Asset Type By year of origination $ in millions $ in millions *Agency CMBS are considered AAA-rated as of the date presented

Agency CMBS Credit Performance 12 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% % 60 + D a y s Past D u e Source: Freddie Mac

Portfolio Performance *As presented on this slide, Q3-2011 return on average equity is calculated based on a measure that excludes the impact of certain items on earnings per share (EPS Ex-Items). EPS Ex-Items for Q3-2011 was $0.32 and excludes from GAAP earnings per share the impact of litigation settlement and related defense costs of $8.2 million (or $0.20 per diluted common share), a loss of $2.0 million (or $0.05 per diluted common share) on redemption of non-recourse collateralized financings, and $1.3 million (or $0.03 per diluted common share) in net accelerated premium amortization due to an increase in forecasted prepayment speeds during the third quarter of 2011. For Q3-2011, reported diluted EPS was $0.04 and reported annualized ROAE was 1.6%. 17.9% 18.4% 20.5% 21.9% 13.8% 14.3% 16.5% 17.8% 13% 15% 17% 19% 21% 23% 1 mo3 mo6 mo1 year Agency Total portfolio June 30, 2012 March 31, 2012 Agency Non-Agency Portfolio Agency Non-Agency Portfolio 2.75% 6.05% 3.29% 2.98% 6.49% 3.58% (0.88%) (2.55%) (1.11%) (0.91%) (2.52%) (1.17%) 1.87% 3.50% 2.18% 2.07% 3.97% 2.41% Investment Yield Cost of funds Net interest spread Net Interest Spread (quarter ended) Prepayment Performance 5.3x 5.5x 6.0x 5.8x 5.4x 6.1x 13.20% 14.10% 13.70%* 15.60% 14.70% 14.30% 3% 6% 9% 12% 15% 18% 4.8 5 5.2 5.4 5.6 5.8 6 6.2 Q1-2011 Q2-2011 Q3-2011 Q4-2011 Q1-2012 Q2-2012 Leverage and ROE (as of June 30, 2012)

14 Potential Investment Returns (as of July 25, 2012) Investment Range of Prices Range of Yields Range of Net Spread to Funding Range of ROEs Agency RMBS 102-111 1.0%- 2.3% .60%-1.9% 6%-15% Agency CMBS 107-115 2.4%-3.0% 1.0%-1.6% 11%-15% Non-Agency ‘A’ - ’AAA’ RMBS 85-104 2.5%-6.5% 1.3%-3.5% 8%-17% Non-Agency ‘A’- ‘AAA’ CMBS 95-110 3.6%-4.8% 2.0%-3.2% 10%-17% The above portfolio is for illustrative purposes only, does not represent or guarantee actual or expected performance and should not be relied upon for any investment decision. The range of returns on equity is based on certain assumptions, including assumptions relating to asset allocation percentages and spreads where mortgage assets can be acquired versus a current cost of funds to finance acquisitions of those assets. Rates used represent a range of asset yields and funding costs based on data available as of the date referenced above. Any change in the assumed yields, funding costs or assumed leverage could materially alter the company’s returns. There can be no assurance that asset yields or funding costs will remain at current levels. For a discussion of risks that may affect our ability to implement strategy and other factors which may affect our potential returns, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2011.

15 Focused on Capital Preservation and Managing Risk •Diversify repurchase agreement counterparties (26 available counterparties at present) •Extend maturity dates of repurchase agreements when possible •Targets staggering repurchase agreement maturities •Maintain cash and liquid instruments to meet margin calls •$53.8mm of cash and cash equivalents, $147.8mm of unpledged Agency MBS at June 30, 2012 •Target leverage of 6.0x invested equity capital Liquidity Risk •Invest in shorter duration instruments, with portfolio duration target of 0.5 to 1.5 years •Use interest rate swaps, swaptions, and caps to manage risk •Match terms of funding with terms of assets Interest Rate Risk •89% of investment portfolio is AAA rated* •Diversify credit risk by investing in multiple asset classes across mortgage sector, including CMBS, Agency and non-Agency RMBS •Only purchase high quality non-Agency MBS •Well-seasoned securitized mortgage loans with low LTV Credit Risk •Chose to minimize extension risk by emphasizing short duration assets •Expect minimal extension for short duration hybrid ARMs •See examples in appendix Extension Risk Key Risk Dynex Strategy *Agency MBS are considered AAA rated as of the date presented.

16 Extension Risk (as of June 30, 2012) 0 2 4 6 8 10 12 14 16 FN 30 year FNCI 15 year FN 5/1 ARM 15 CPR/CPB 2 CPR/CPBAverage Life (years) Price Coupon WAC Speed Average Life Average Life Extension FN 30yr $106-10 3.50% 3.99% 15 CPR 2 CPR 5.37 years 14.49 years ~9 years FNCI 15yr $104-6 2.50% 3.08% 15 CPR 2 CPR 4.09 years 7.28 years ~3 years FN 5/1 ARM $104-8 2.193% 2.75% 15 CPB 2 CPB 3.25 years 4.44 years ~1 year

Financing (as of June 30, 2012) Repurchase Agreements Financing Balance WAVG Rate By collateral pledged: Agency $ 2,630,802 0.47% Non-Agency 439,816 1.42% Other 41,306 1.61% Total $ 3,111,924 0.62% By original maturity: (days) 0-30 $ 1,076,065 0.70% 31-60 1,168,159 0.68% 61-90 536,687 0.49% >90 331,013 0.38% Total $ 3,111,924 0.62% 17 SWAPS(1) Maturity (mos.) Total Notional Balance WAVG Rate 0-12 $ 75,000 1.30% 13-36 565,000 1.44% 37-60 260,000 1.96% >60 585,000 1.39% Total $ 1,485,000 1.50% WAVG Maturity 45 months $ in thousands (1) Excludes trading swaps of $27 million and includes $275 million of forward starting swaps in 2013

18 Liquidity Continuum (as of 6/30/2012) Loans Non- Agency CMBS IO Non- Agency CMBS Non- Agency RMBS Agency CMBS IO Agency CMBS Agency RMBS Less Liquid More Liquid 2% 2% 13% 1% 8% 9% 65% % of Investments

19 Portfolio Summary We have continued to favor shorter duration assets to minimize the volatility of the portfolio and protect book value CMBS offers a complimentary risk profile to our RMBS at attractive relative value yields Our prepayment exposure is mitigated from asset selection for RMBS and prepayment protection for CMBS. Government policy (e.g., HARP 2.0) with respect to RMBS prepayments remains a concern Our credit exposure is focused on the multifamily sector which is the strongest performing sector in the commercial real-estate market We continue to closely manage our liquidity risk and have the majority of our investments in the most liquid securities Current yields and net interest spreads on new RMBS and CMBS investments are lower than what we have historically realized

20 Dynex Value Proposition Source: SNL Internally Managed and Publicly Traded Since 1988 Diversified Investment Strategy Large Tax NOL Significant Insider Ownership +82.29%

21 APPENDIX

22 Management Team Experienced team of professionals with over 80 years of experience managing mortgage REITs and mortgage portfolios •Thomas B. Akin – Chairman and Chief Executive Officer – 34 years of experience in the industry and 9 years at Dynex – Chairman since 2003 and CEO since 2008 – Managing Member of Talkot Capital, LLC – 16 years at Merrill Lynch and Salomon Brothers •Byron L. Boston – President and Chief Investment Officer – 29 years of experience in the industry with 5 years as CIO at Dynex – 10 years managing levered multi-product portfolios at Freddie Mac and Sunset Financial Resources – 11 years trading MBS on Wall Street – 3 years Senior Corporate Lending Officer at Chemical Bank •Stephen J. Benedetti – Chief Financial Officer and Chief Operating Officer – 23 years of experience in the industry – Employed at Dynex for 18 years in various treasury, risk management and financial reporting roles – Managed Dynex from 2002 – 2007 – Began career at Deloitte & Touche •Portfolio Management Team – 5 member team with a collective 70 years of industry experience with broad and deep skill sets in both agency and non-agency investment strategies

Capital Allocation (as of June 30, 2012)

($ in millions)	Asset Carrying Basis	Associated Financing (1)/ Liability Carrying Basis	Allocated Shareholders' Equity	Leverage Target	Notes
Agency RMBS	$2,350.4	($2,162.5)	$187.9	8 - 9x	• $1,715.0 in Hybrid Agency ARMs - Weighted average months-to-reset of 65 months • $552.2 in Agency ARMs - Weighted average months-to-reset of 8 months
Agency CMBS	328.8	(225.0)	103.7	8x	• Weighted average months-to-maturity of 102 • Voluntary prepayment protected
Agency CMBS IO	299.9	(243.7)	56.2	3 - 4x	• Weighted average months-to-maturity of 100 months
Non-Agency RMBS	18.1	(14.6)	3.5	4 - 5x	• 2Q 2012 weighted average annualized yield of 5.60% • ~43% "AAA" and "AA" rated
Non-Agency CMBS	474.9	(389.3)	85.6	3 - 4x	• 2Q 2012 weighted average annualized yield of 5.81% • ~47% "AAA" and "AA" rated
Non-Agency CMBS IO	66.0	(51.1)	14.9	3 - 4x	• 2Q 2012 weighted average annualized yield of 7.64% • 100% "AAA" and "AA" rated
Securitized mortgage loans	89.2	(57.7)	31.5	3 - 4x	• Loans pledged to support repayment of securitization bonds issued by the Company • Originated in the 1990's
Other investments	0.9	0.0	0.9	-	• Unsecuritized single family and commercial mortgage loans
Derivative Instruments	0.0	(39.3)	(39.3)	-	• Consists of interest rate swaps
Cash and cash equivalents	53.8	0.0	53.8	-	
Other assets/other liabilities	47.3	(20.9)	26.4	-	
Total	**$3,729.2**	**($3,204.1)**	**$525.1**	**6-7x**	

(1) At June 30, 2012, associated financing for investments includes repurchase agreements, and securitization financing issued to third parties (the latter of which are presented on the Company's balance sheet as "non-recourse collateralized financing"). Associated financing for hedging instruments represents the fair value of the interest rate swap agreements in a liability position.

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24 Selected Financial Highlights (as of and for the quarter ended) Financial Highlights: ($000 except per share amounts) Jun 30, 2012 Mar 31, 2012 Dec 31, 2011 Sept 30, 2011 Jun 30, 2011 Total Investments 3,628,163$ 3,276,170$ 2,500,976$ 2,595,574$ 2,591,097$ Total Assets 3,729,197 3,349,056 2,582,193 2,633,686 2,656,703 Total Liabilities 3,204,124 2,826,159 2,210,844 2,264,152 2,269,843 Total Equity 525,073 522,897 371,349 369,534 386,860 Interest Income 27,125 26,272 23,704 21,143 21,065 Interest Expense 8,117 7,125 6,732 6,583 6,032 Net I tere t Income 19,008 19,147 16,972 14,560 15,033 General and Administrative Expenses 3,024 3,121 3,249 2,335 2,255 Net Income 18,847$ 16,476$ 14,406$ 1,532$ 13,594$ Diluted EPS 0.35$ 0.33$ 0.36$ 0.04$ 0.34$ Dividends Declared per Common Share 0.29 0.28 0.28 0.27 0.27 Book Value per Share 9.66 9.62 9.20 9.15 9.59 * Diluted EPS Ex-Items was $0.32. EPS Ex-Items, or Dynex’s earnings per share excluding certain items, excludes from GAAP earnings per share the impact of litigation settlement and related defense costs of $8.2 million (or $0.20 per diluted common share), a loss of $2.0 million (or $0.05 per diluted common share) on redemption of non-recourse collateralized financings, and $1.3 million (or $0.03 per diluted common share) in net accelerated premium amortization due to an increase in forecasted prepayment speeds during the third quarter of 2011. See the Company’s press release issued November 1, 2011 for further discussion. *